Quest Solution to Expand Sales Force Into New York and Illinois

Company looking for additional growth in the New York City and Chicago market

HENDERSON, Nev., Dec. 30, 2014 (GLOBE NEWSWIRE) -- via PRWEB - Quest Solution, Inc, "The Company" (QUES), is pleased to announce it has expanded its sales force into Illinois and New York for 2015.

Following the acquisition of BCS Solutions last month, Quest Solution and its integrated operations and management team view New York state and Illinois, with primary emphasis on New York City and the Chicago metropolitan area, as significant and natural growth areas for the Company. Accordingly, the Company will expand its sales force and support staff to pursue and support Fortune 1000 enterprise clients well-suited for Quest Solution's award winning technology solutions.

Through the acquisition, BCS Solutions brings to Quest Solution a strong roster of existing Fortune 1000 clients and others in the Chicago area.

"We intend to leverage the considerable successes of BCS and look to expand our footprint in both Chicago and New York, which are areas rich in major company leadership," stated George Zicman, Vice President Sales, Quest Solution. "BCS has done a tremendous job in gaining significant traction and creating current case studies for our sales force. We will aggressively pursue new enterprise clients for whom we can collectively offer an even greater service package and economies of scale with our integration with BCS."

For a Quest Solution Investor Presentation please visit:

http://questsolution.com/investors.html

For more information http://www.QuestSolution.com and http://www.BCSSolutions.com

About Quest Solution, Inc.:

Quest Solution, Inc. is a leading provider in the technology, software, and mobile data collection systems business. In November 2014, the Company announced that Bar Code Specialties, Inc. (BCS) joined with Quest Solution, Inc. The Company intends on continuing to acquire existing companies with revenues and positive cash flow.

Quest Solution, Inc. serves as a national mobility systems integrator with a focus on design, delivery, deployment and support of fully integrated mobile solutions. The Company takes a consultative approach by offering end to end solutions that include hardware, software, communications and full lifecycle management services. The highly tenured team of professionals simplifies the integration process and delivers proven problem solving solutions backed by numerous customer references.

The recent BCS acquisition is in addition to the recently announced creation of a wholly-owned division focused on commercializing Intellectual Property, Patents and Distribution of industry-specific technologies in an array of new verticals. The new division will focus on the acquisition of existing intangibles, which we anticipate will provide immediate value to the company.

Information about Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. This release contains "forward-looking statements" that include information relating to future events and future financial and operating performance. The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for Quest Solution, Inc's products, the introduction of new products, the Company's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company's liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in Quest Solution Inc.'s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include statements regarding growth in our parts and vehicle sales and increases in our ability to produce new products. For a more detailed description of the risk factors and uncertainties affecting Quest Solution, Inc. please refer to the Company's recent Securities and Exchange Commission filings, which are available at http://www.sec.gov. Quest Solution, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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